Exhibit 10.10

AIRSPAN NETWORKS INC.

2009 OMNIBUS EQUITY COMPENSATION PLAN

(Adopted October 7, 2009)

1. Purpose. The purpose of this Airspan Networks Inc. 2009 Omnibus Equity Compensation Plan (the “Plan”) is to motivate key personnel, including non-employee directors, to produce a superior return to the stockholders of Airspan Networks Inc. by offering such personnel an opportunity to realize Stock appreciation, by facilitating Stock ownership and by rewarding them for achieving a high level of corporate financial performance. The Plan is also intended to facilitate recruiting and retaining key personnel of outstanding ability by providing an attractive capital accumulation opportunity. The Plan is intended to be a “compensatory benefit plan” within the meaning of Rule 701 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

2. Definitions and Rules of Construction. The capitalized terms used in this Plan have the meanings, and certain rules of construction are, set forth in the list of defined terms attached to this Plan as Exhibit A.

3. Administration.

3.1 Authority of Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Eligible Persons; (ii) determine the type or types of Awards to be granted to each Eligible Person under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Agreement (including, but not limited to, repricing, adjusting or amending the exercise price of Options or the grant price of Stock Appreciation Rights previously awarded to any Eligible Person, whether through amendment, cancellation or any other means) in accordance with Section 409A of the Code; (vi) accelerate the exercisability of any Award or the lapse of any restrictions relating to any Award; (vii) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, promissory notes (provided, however, that the par value of any Shares to be issued pursuant to such exercise shall be paid in the form of cash, services rendered, personal property, real property or a combination thereof and the acceptance of such promissory notes does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002 ), other securities, other Awards or other property, or canceled, forfeited or suspended; (viii) interpret and administer the Plan and any instrument or agreement, including an Agreement, relating to the Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan; (xi) adopt such modifications, rules, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the Company or an Affiliate may operate, including, without limitation, establishing any special rules for Affiliates or Eligible Persons located in any particular country, in order to meet the objectives of the Plan and to ensure the viability of the intended benefits of Awards granted to Eligible Persons located in such non-United States jurisdictions; (xii) subject such certificates for shares of Stock delivered under the Plan to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state laws, and cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions; and (xiii) determine whether, to what extent and under what circumstances, any Award shall be canceled or suspended, particularly, but without limitation, (1) in the event that an Eligible Person, without consent of the Committee, while employed by the Company or after termination of such employment, commits Misconduct or a Detrimental Activity, or (2) in the event that an Eligible Person is terminated for cause as determined by the Committee. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Eligible Person, any holder or beneficiary of any Award or Award Agreement, and any employee of the Company or any Affiliate.

3.2 Delegation. The Committee may delegate to one or more officers or Directors of the Company, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion, the authority to grant Awards; provided, however, that the Committee shall not delegate such authority (i) with regard to grants of Awards to be made to officers or directors of the Company or any Affiliate who are subject to Section 16 of the Exchange Act or (ii) in such a manner as would contravene applicable corporate law.

3.3 Power and Authority of the Board. Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise all the powers and duties of the Committee under the Plan.

3.4 Indemnification. To the full extent permitted by law, (i) no member of the Board, the Committee or any person to whom the Committee delegates authority under the Plan shall be liable for any action or determination taken or made in good faith with respect to the Plan or any Award made under the Plan, and (ii) the members of the Board, the Committee and each person to whom the Committee delegates authority under the Plan shall be entitled to indemnification by the Company with regard to such actions and determinations. The provisions of this Section 3.4 shall be in addition to such other rights of indemnification as a member of the Board, the Committee or any other person may have by virtue of such person’s position with the Company.

4. Shares Available Under the Plan.

4.1 Shares Available. Subject to adjustment as provided in Section 16 of the Plan, the aggregate authorized issued and issuable equity incentives of the Company under this Plan and all prior Company equity compensation plans equals 15% of the Company’s equity capitalization to be outstanding immediately following October 7, 2009 (after giving effect to the Reverse Stock Split and assuming conversion of the Series C Preferred Stock and Series B Preferred Stock). Shares to be issued under the Plan may be authorized but unissued Shares, treasury shares or Shares acquired in the open market or otherwise. Subject to the foregoing aggregate limitation:

(i) the number of Shares available for granting Options under the Plan (including Incentive Stock Options) and all prior plans equals 15% of the Company’s equity capitalization to be outstanding immediately following October 7, 2009 (after giving effect to the Reverse Stock Split and assuming conversion of the Series C Preferred Stock and Series B Preferred Stock), subject to adjustment as provided in Section 16 of the Plan and subject to the provisions of Section 422 or 424 of the Code or any successor provision;

(ii) the number of Shares available for granting Restricted Stock, Restricted Stock Units, Stock and Performance Awards denominated in Shares under the Plan and all prior plans equals 15% of the Company’s equity capitalization to be outstanding immediately following October 7, 2009 (after giving effect to the Reverse Stock Split and assuming conversion of the Series C Preferred Stock and Series B Preferred Stock), subject to adjustment as provided in Section 16 of the Plan.

If an Award terminates or is forfeited or cancelled without the issuance of any Shares, or if any Shares covered by an Award or to which an Award relates are not issued for any other reason, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such termination, forfeiture, cancellation or other event, shall again be available for granting Awards under the Plan. If Shares of Restricted Stock are forfeited or otherwise reacquired by the Company prior to vesting, whether or not dividends have been paid on such Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award of Restricted Stock, to the extent of any such forfeiture or reacquisition by the Company, shall again be available for granting Awards under the Plan. Shares that are withheld in full or partial payment to the Company of the purchase or exercise price relating to an Award or in connection with the satisfaction of tax obligations relating to an Award shall not be available for granting Awards under the Plan.

4.2 Accounting for Awards. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan. For Stock Appreciation Rights settled in Shares upon exercise, the aggregate number of Shares with respect to which the Stock Appreciation Right is exercised, rather than the number of Shares actually issued upon exercise, shall be counted against the number of Shares available for Awards under the Plan. Awards that do not entitle the holder thereof to receive or purchase Shares and Awards that are settled in cash shall not be counted against the aggregate number of Shares available for Awards under the Plan

4.3 Conditional Issuances. If the Plan is amended at any time subject to stockholder approval, then the Committee may, in accordance with the terms and conditions of the Plan, grant Awards on a conditional basis, subject to such approval by the stockholders of the Company not later than the next annual meeting of the stockholders of the Company following the date of such conditional grant. Any Award granted on a conditional basis shall not be exercisable unless and until the amendment to the Plan is approved by the stockholders of the Company. If such an amendment is not approved by the stockholders at the next annual meeting of stockholders of the Company following the conditional grant, then the conditional grant shall be canceled.

5. Eligibility. The granting of Awards to Eligible Persons is solely at the discretion of the Committee. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to Eligible Persons who are full-time or part-time employees (which term as used herein includes, without limitation, officers and directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a Subsidiary of the Company. As a condition to receiving any Award, the Eligible Person shall execute such Agreements as the Committee may deem appropriate (including, without limitation, a joinder to the Company’s stockholders agreement, if any).

6. General Terms of Awards.

6.1 Amount of Award. Each Agreement shall set forth the number of Shares of Restricted Stock, the maximum value of Restricted Stock Units, other Stock or Performance Awards subject to such Agreement, or the number of Shares to which the Option subject to such Agreement applies or with respect to which payment upon the exercise of the Stock Appreciation Right subject to such Agreement is to be determined, as the case may be.

6.2 Limited Transferability. An Option or Stock Appreciation Right shall be exercisable only by an Eligible Person during his or her lifetime, and no Award shall be assignable or transferable other than by will or by the laws of descent and distribution following the Eligible Person’s death; provided, however, that subject to the Committee’s consent in its sole discretion, an Award other than an Incentive Stock Option may be assigned in whole or in part during the Eligible Person’s lifetime to one or more of the Eligible Person’s family members (as defined in Rule 701 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended) through a gift or domestic relations order, or as otherwise permitted by Rule 701 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended. The terms applicable to the assigned portion shall be the same as those in effect for the Award Agreement immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Committee may deem appropriate (including, without limitation, the requirement that the Transferee execute such Agreements as the Committee may deem appropriate).

7. Restricted Stock and Restricted Stock Units. The Committee is hereby authorized to grant an Award of Restricted Stock and Restricted Stock Units with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

7.1 Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.

7.2 Issuance and Delivery of Shares. Any Restricted Stock granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Such certificate or certificates shall be registered in the name of the Eligible Person and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock. Shares representing Restricted Stock that are no longer subject to restrictions shall be delivered to the Eligible Person promptly after the applicable restrictions lapse or are waived. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holder of the Restricted Stock Units. Unvested Shares may, in the Committee’s discretion, be held in escrow by the Company until the unvested Shares vest or may be issued directly to the Eligible Person with restrictive legends on the certificates evidencing the fact that Eligible Person does not have a vested right to them.

7.3 Forfeiture. Except as otherwise determined by the Committee, upon an Eligible Person’s termination of employment or resignation or removal as a director (in either case, as determined under criteria established by the Committee) or commission of a Detrimental Activity during the applicable restriction period or Misconduct, all Shares of Restricted Stock and all Restricted Stock Units held by the Eligible Person at such time for which the restrictions thereon have not yet lapsed shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units, except as otherwise provided in the Award Agreement.

7.4 Dividend Equivalent Payments. The Committee is hereby authorized to grant dividend equivalent payments under which the Eligible Person shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan and any applicable Award, such dividend equivalents may have such terms and conditions as the Committee shall determine.

8. Stock Awards. Awards of Stock without restrictions may be made.

9. Stock Options. The Committee is hereby authorized to grant Options with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

9.1 Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee and shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option; provided, however, that the Committee may designate a purchase price below Fair Market Value on the date of grant (A) to the extent necessary or appropriate, as determined by the Committee, to satisfy applicable legal or regulatory requirements of a foreign jurisdiction or (B) if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or an Affiliate, in accordance with Section 409A of the Code.

9.2 Option Term. The term of each Option shall be fixed by the Committee at the time of grant but shall not be longer than ten years from the date of grant.

9.3 Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, promissory notes (provided, however, that the par value of any Shares to be issued pursuant to such exercise shall be paid in the form of cash, services rendered, personal property, real property or a combination thereof and the acceptance of such promissory notes does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002), other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made. Alternatively, the Committee may, in its discretion, permit an option to be exercised by delivering to the Eligible Person the excess, if positive, of the Fair Market Value of the Option Shares being exercised, on the date of exercise, over the exercise price of the option for such Option Shares.

9.4 Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options:

(i) the Committee will not grant Incentive Stock Options in which the aggregate Fair Market Value (determined as of the time the option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Eligible Person during any calendar year (under this Plan and all other plans of the Company and its Affiliates) shall exceed $100,000;

(ii) all Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by the Board or the date this Plan was approved by the stockholders of the Company;

(iii) an Incentive Stock Option shall not be exercisable more than 10 years after the date of grant (or such other limit as may be required by the Code) if such limitation is necessary to qualify the Option as an Incentive Stock Option;

(iv) unless sooner exercised, all Incentive Stock Options shall expire and no longer be exercisable no later than 10 years after the date of grant; provided, however, that in the case of a grant of an Incentive Stock Option to a Eligible Person who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliate, such Incentive Stock Option shall expire and no longer be exercisable no later than 5 years from the date of grant;

(v) the purchase price per Share for an Incentive Stock Option shall be not less than 100% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to an Eligible Person who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliate, the purchase price per Share purchasable under an Incentive Stock Option shall be not less than 110% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option;

(vi) an Incentive Stock Option shall be exercisable only by the Eligible Person during his or her lifetime and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Eligible Person’s death;

(vii) the Agreement covering an Incentive Stock Option shall contain such other terms and provisions which the Committee determines necessary to qualify such Option as an Incentive Stock Option; and

(viii) If Shares acquired by exercise of an Incentive Stock Option granted under the Plan are disposed of either within two years following the date of grant of the Incentive Stock Option or one year following the transfer of such Shares to the Eligible Person (a “Disqualifying Disposition”), the holder of such Shares shall, immediately prior to such Disqualifying Disposition, notify the Company in writing of the date and terms of such Disqualifying Disposition and provide such other information regarding the Disqualifying Disposition as the Company may reasonably require.

10. Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights subject to the terms of the Plan and any applicable Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right; provided, however, that the Committee may designate a grant price below Fair Market Value on the date of grant (A) to the extent necessary or appropriate, as determined by the Committee, to satisfy applicable legal or regulatory requirements of a foreign jurisdiction or (B) if the Stock Appreciation Right is granted in substitution for a stock appreciation right previously granted by an entity that is acquired by or merged with the Company or an Affiliate, in accordance with Section 409A of the Code. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee; provided, however, that the term of each Stock Appreciation Right shall be fixed by the Committee at the time but shall not be longer than ten years from the date of grant. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

11. Performance Awards. The Committee is hereby authorized to grant Performance Awards to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement. A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such service requirement and/or Performance Goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan, the Performance Goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee.

12. Effective Date of the Plan.

12.1 Effective Date. The Plan shall be effective upon its adoption by the Board, provided, however, that in the event that any Award is issued with the intent that such Award constitute an Incentive Stock Option, unless the Plan is approved by the stockholders of the Company within one year after adoption by the Board, any such Incentive Stock Option granted under the Plan will be deemed to be a Non-Statutory Stock Option (and not an Incentive Stock Option).

12.2 Duration of the Plan. No Award shall be granted under the Plan after ten years from the earlier of the date of adoption of the Plan by the Board or the date of stockholder approval. However, unless otherwise expressly provided in the Plan or in an applicable Agreement, any Award theretofore granted may extend beyond such dates, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

13. Right to Terminate Employment. Nothing in the Plan shall confer upon any Eligible Person the right to continue in the employment of the Company or any Affiliate or affect any right which the Company or any Affiliate may have to terminate the employment of the Eligible Person with or without cause.

14. Tax Withholding. In order to comply with all applicable federal, state, local or foreign income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state, local or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of an Eligible Person, are withheld or collected from such Eligible Person. In order to assist an Eligible Person in paying all or a portion of the applicable taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Eligible Person to satisfy such tax obligation by (a) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes (but only to the extent of the minimum amount required to be withheld under applicable laws or regulations) or (b) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined and will be subject to such other limitations as are necessary to: (i) comply with Section 16 of the Exchange Act or any successor provision, if applicable; or (ii) avoid an adjustment to a compensation charge or any other change in the accounting treatment of Awards issued under the Plan.

15. Amendment, Modification and Termination.

15.1 Plan. The Board may amend, alter, suspend, discontinue or terminate the Plan at any time; provided, however, that, notwithstanding any other provision of the Plan or any Agreement, prior approval of the stockholders of the Company holding a majority of the outstanding voting securities shall be required for any amendment to the Plan that: (i) requires stockholder approval under the rules or regulations of the Securities and Exchange Commission, the New York Stock Exchange or any other securities exchange that are applicable to the Company; (ii) increases the number of shares authorized under the Plan as specified in Section 4 of the Plan; (iii) increases the number of shares subject to the limitations contained in Section 4 of the Plan; or (iv) permits the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, contrary to the provisions of Section 9.1 or Section 10 of the Plan, as applicable.

15.2 Awards. Subject to the provisions of the Plan, the Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. Except as otherwise provided in the Plan, the Committee may amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, but no such action may adversely affect the rights of the holder of such Award without the consent of the Eligible Person or holder or beneficiary thereof. The Company intends that Awards under the Plan shall satisfy the requirements of Section 409A to avoid any adverse tax results thereunder, and the Committee shall administer and interpret the Plan and all Award Agreements in a manner consistent with that intent. If any provision of the Plan or an Award Agreement would result in adverse tax consequences under Section 409A, the Committee may amend that provision (or take any other action reasonably necessary) to avoid any adverse tax results and no action taken to comply with Section 409A shall be deemed to impair or otherwise adversely affect the rights of any holder of an Award or beneficiary thereof.

16. Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of the aggregate number and type of Shares available for Awards under the Plan, the maximum number of Shares available for the grant of Incentive Stock Options under the Plan, the number and type of Shares and amount of cash subject to Awards then outstanding, in the Option price as to any outstanding Options and in outstanding Performance Awards and payments with respect to outstanding Performance Awards; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number. Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

17. Corporate Transactions. Notwithstanding the foregoing in Section 16, in the event (i) of any reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, sale of all or substantially all of the Company’s assets, sale of a majority of the Company’s outstanding voting securities or any other similar corporate transaction or event involving the Company in which an Eligible Person’s Awards are not converted, assumed or replaced by a successor entity, or (ii) the Company shall enter into a written agreement to undergo such a transaction or event, the Committee or the Board may, in its sole discretion, provide for any of the following:

(i) for either (A) termination of any such Award, whether or not vested, in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Eligible Person’s rights (and, for the avoidance of doubt, if, as of the date of the occurrence of the transaction or event described in this Section 17, the Committee or the Board determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Eligible Person’s rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Committee or the Board, in its sole discretion;

(ii) that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii) that such Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby at such date prior to the effective date of such event as may be determined by the Committee or the Board, notwithstanding anything to the contrary in the Plan or the applicable Agreement; or

(iv) that the Award cannot vest, be exercised or become payable after a date certain in the future, which may be the effective date of such event.

In the event that the terms of any agreement between the Company or any Affiliate and an Eligible Person contains provisions that conflict with and are more restrictive than the provisions of this Section 17, then this Section 17 shall prevail and control and the more restrictive terms of such agreement (and only such terms) shall be of no force or effect.

18. Unfunded Plan. The Plan shall be unfunded and the Company shall not be required to segregate any assets that may at any time be represented by Awards under the Plan.

19. Other Benefit and Compensation Programs. Payments and other benefits received by an Eligible Person under an Award made pursuant to the Plan shall not be deemed a part of an Eligible Person’s regular, recurring compensation for purposes of the termination, indemnity or severance pay law of any country and shall not be included in nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company or an Affiliate unless expressly so provided by such other plan; contract or arrangement, or unless the Committee expressly determines that an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive cash compensation. The Plan is not intended to be a plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). The Plan will be interpreted, construed and administered consistent with its status as a plan that is not subject to ERISA.

20. Beneficiary Upon Eligible Person’s Death. To the extent that the transfer of an Eligible Person’s Award at his death is permitted under an Agreement, (i) an Eligible Person’s Award shall be transferable at his death to the beneficiary, if any, designated on forms prescribed by and filed with the Committee and (ii) upon the death of the Eligible Person, such beneficiary shall succeed to the rights of the Eligible Person to the extent permitted by law. If no such designation of a beneficiary has been made, the Eligible Person’s legal representative shall succeed to the Awards which shall be transferable by will or pursuant to laws of descent and distribution to the extent permitted under an Agreement.

21. Section 409A Provisions. Notwithstanding anything in the Plan or any Award to the contrary, to the extent that any amount or benefit that constitutes “deferred compensation” to an Eligible Person under Section 409A of the Code and applicable guidance thereunder is otherwise payable or distributable to an Eligible Person under the Plan or any Award solely by reason of the occurrence of a change in control or due to the Eligible Person’s disability or “separation from service” (as such terms are defined under Section 409A of the Code), such amount or benefit will not be payable or distributable to the Eligible Person by reason of such circumstance unless the Committee determines in good faith that (i) the circumstances giving rise to such change in control, disability or separation from service meet the definition of a change in ownership or control, disability, or separation from service, as the case may be, in Section 409A(a)(2)(A) of the Code and applicable proposed or final regulations, or (ii) the payment or distribution of such amount or benefit would be exempt from the application of Section 409A of the Code by reason of the short-term deferral exemption or otherwise. Any payment or distribution that otherwise would be made to an Eligible Person who is a “specified employee” (as such term is defined under Section 409A of the Code) on account of separation from service may not be made before the date which is six months after the date of the specified employee’s separation from service (or if earlier, upon the specified employee’s death) unless the payment or distribution is exempt from the application of Section 409A by reason of the short term deferral exemption or otherwise.

22. Governing Law. To the extent that Federal laws do not otherwise control, the Plan and all determinations made and actions taken pursuant to the Plan shall be governed by the laws of Washington and construed accordingly.

23. Initial Public Offering.

(a) In the event that the Company files a registration statement under the Securities Act with respect to an underwritten public offering of any Stock (a “Public Offering”), each Eligible Person or holder or beneficiary thereof shall be prohibited from effecting any public sale or distribution of any Stock (other than as part of such underwritten public offering), including, but not limited to, pursuant to Rule 144 or Rule 144A under the Securities Act, during the “lock-up” period established by the Committee, which lock-up period shall be no shorter than that required by the underwriters of such public offering.

(b) Without limiting the foregoing clause (a), if (1) during the last 17 days of the “lock up” period the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the “lock up” period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the “lock up” period, the restrictions imposed by this Section 23 shall continue to apply until no earlier than the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event (or no earlier than the 16th day, if the Company does not issue the earnings release).

EXHIBIT A

AIRSPAN NETWORKS INC.

2009 OMNIBUS EQUITY COMPENSATION PLAN

Defined Terms and Rules of Construction

1. Definitions.

Set forth below are the meanings of certain terms used in this Plan.

a. “Affiliate” means any corporation that is a “parent corporation” or “subsidiary corporation” of the Company, as those terms are defined in Section 424(e) and (f) of the Code, or any successor provision.

b. “Agreement” means a written contract entered into between the Company or an Affiliate and an Eligible Person containing the terms and conditions of an Award in such form and not inconsistent with this Plan as the Committee shall approve from time to time (including, but not limited to, any notice of grant, stock option agreement, stock purchase agreement, restricted stock award agreement or shareholders agreement), together with all amendments thereto, which amendments may be unilaterally made by the Company (with the approval of the Committee) unless such amendments are deemed by the Committee to be materially adverse to the Eligible Person and are not required as a matter of law.

c. “Award” means a grant made under this Plan in the form of Restricted Stock, Restricted Stock Units, Options, Stock Appreciation Rights, Performance Awards or Stock.

d. “Board” means the Board of Directors of the Company.

e. “Code” means the Internal Revenue Code of 1986, as amended from time to time.

f. “Committee” means the committee of the Board designated by the Board to administer the Plan. If the Stock of the Company is or becomes publicly traded, the Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3, and each member of the Committee shall be a “non-employee director” within the meaning of Rule 16b-3 and, to the extent Section 162(m) is applicable, an “outside director” within the meaning of Section 162(m).

g. “Company” means Airspan Networks Inc., a Washington corporation, or any successor to substantially all of its businesses.

h. “Detrimental Activity” means, during the term of an Eligible Person’s employment with the Company or an Affiliate and for such period as the Eligible Person’s Option remains exercisable following the Eligible Person’s termination of employment with the Company and all Affiliates, (i) the rendering of services for, or direct or indirect ownership of, any organization or business engaging directly or indirectly in any business which is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company (and for purposes of this clause (i), “ownership” shall not include ownership of less than one percent (1%) of the combined voting power of all issued and outstanding voting securities of a publicly held corporation whose stock is traded on a major stock exchange); (ii) any attempt to directly or indirectly solicit or induce any employee of the Company (or any person who was an employee or consultant to the Company during the six-month period preceding such solicitation or inducement) to be employed or perform services elsewhere; or (iii) any attempt directly or indirectly to solicit the trade or business of any current customer of the Company for similar products or services as provided by the Company to such customer (or entity that was a customer during the six-month period preceding such solicitation).

i. “Director” means a director of the Company.

j. “Effective Date” means the date specified in Section 12.1 hereof.

k. “Eligible Person” means any employee, officer, consultant, independent contractor, advisor or non-employee director providing services to the Company or any Affiliate whom the Committee determines to be eligible; provided, however, that an eligible person must be a natural person. With respect to any Awards that are granted to an Eligible Person in anticipation of the Eligible Person becoming an employee, officer, consultant, independent contractor, advisor or non-employee director to the Company or an Affiliate, the effectiveness of such Award shall be strictly conditioned upon (and shall not be treated as granted or awarded until) such Eligible Person actually commences employment or otherwise becomes an employee, officer, consultant, independent contractor, advisor or non-employee director providing services to the Company or any Affiliate.

l. “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

m. “Fair Market Value” as of any date means, unless otherwise expressly provided in the Plan, the fair market value of a Share as determined by such methods or procedures as shall be established from time to time by the Committee. In the case of a Non-Statutory Stock Option or Incentive Stock Option, if such determination of Fair Market Value is not consistent with the then current regulations of the Secretary of the Treasury under Section 409A or Section 422, as a applicable, Fair Market Value shall be determined in accordance with said regulations. The determination of Fair Market Value shall be subject to adjustment as provided in Section 16.

n. “Incentive Stock Option” means any Option designated as such and granted in accordance with the requirements of Section 422 of the Code or any successor to said section.

o. “Misconduct” shall mean (i) the commission of any act of moral turpitude, fraud, embezzlement or dishonesty by the Eligible Person, (ii) any unauthorized use or disclosure by the Eligible Person of confidential information or trade secrets of the Company (or any Affiliate), (iii) the intentional and continued failure by the Eligible Person substantially to perform his or her duties and obligations (other than any such failure resulting from his or her incapacity due to physical or mental illness), (iv) any other intentional misconduct by the Eligible Person adversely affecting the business or affairs of the Company (or any Affiliate) in a material manner, whether monetarily or otherwise, or (v) any material breach of the Agreement or any other agreement between the Eligible Person and the Company. The foregoing definition shall not in any way preclude or restrict the right of the Company (or any Affiliate) to discharge or dismiss the Eligible Person from the Company or an Affiliate for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan or any Award, to constitute Misconduct.

p. “Non-Statutory Stock Option” means an Option other than an Incentive Stock Option.

q. “Option” means a right to purchase Stock, including both Non-Statutory Stock Options and/or Incentive Stock Options.

r. “Performance Awards” means an Award made pursuant to Section 11.

s. “Performance Goal” means one or more of the following performance goals, either individually, alternatively or in any combination, applied on a corporate, Subsidiary, division, business unit or line of business basis: sales, revenue, costs, expenses, earnings (including one or more of net profit after tax, gross profit, operating profit, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization and net earnings), earnings per share, earnings per share from continuing operations, operating income, pre-tax income, operating income margin, net income, margins (including one or more of gross, operating and net income margins), returns (including one or more of return on actual or proforma assets, net assets, equity, investment, capital and net capital employed), stockholder return (including total stockholder return relative to an index or peer group), stock price, economic value added, cash generation, cash flow, unit volume, working capital, market share, cost reductions and strategic plan development and implementation. Each of such performance goals may be based solely by reference to absolute results of individual performance or organizational performance at various levels (e.g., the Company’s performance or the performance of a Subsidiary, division, business segment or business unit of the Company), or may be based upon organizational performance relative to the comparable performance of other companies selected by the Committee. The Committee may also exclude charges related to an event or occurrence which the Committee determines should appropriately be excluded, including (X) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (Y) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (Z) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles (or other accounting principles which may then be in effect).

t. “Plan” means this Airspan Networks Inc. 2009 Omnibus Equity Compensation Plan, as amended from time to time.

u. “Restricted Stock” means any Share granted under Section 7 of the Plan.

v. “Restricted Stock Unit” shall mean any unit granted under Section 7 of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

w. “Share” means a share of Stock.

x. “Stock” means the Common Stock, $.0003 par value per share (as such par value may be adjusted from time to time), of the Company.

y. “Stock Appreciation Right” means an Award granted under Section 10.

z. “Subsidiary” means a “subsidiary corporation,” as that term is defined in Code Section 424(f) or any successor provision.

2. Gender and Number.

Except when otherwise indicated by context, reference to the masculine gender shall include, when used, the feminine gender and any term used in the singular shall also include the plural.

AMENDMENT

TO THE

AIRSPAN NETWORKS INC. 2009 OMNIBUS EQUITY COMPENSATION PLAN

This AMENDMENT TO THE AIRSPAN NETWORKS INC. 2009 OMNIBUS EQUITY COMPENSATION PLAN (this “Amendment”), dated as of October 19, 2018, is made and adopted by AIRSPAN NETWORKS INC., a Delaware corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Plan (as defined below).

RECITALS

WHEREAS, the Company has adopted the Airspan Networks Inc. 2009 Omnibus Equity Compensation Plan (the “Plan”);

WHEREAS, the Company desires to amend the Plan as set forth below;

WHEREAS, pursuant to Section 15.1 of the Plan, the Plan may be amended by the Board of Directors of the Company; and

WHEREAS, the Board of Directors of the Company has approved this Amendment pursuant to resolutions adopted on October 16, 2018, and the stockholders of the Company have approved this Amendment pursuant to a written consent adopted on October 17, 2018.

NOW, THEREFORE, in consideration of the foregoing, the Company hereby amends the Plan as follows:

1. Section 4.1 of the Plan is hereby amended and restated to read as follows:

4.1. Shares Available. Subject to adjustment as provided in Section 16 of the Plan, the aggregate authorized issued and issuable equity incentives of the Company under this Plan and all prior Company equity compensation plans equals a total of 662,320 shares of the Company’s Common Stock.

If an Award terminates or is forfeited or cancelled without the issuance of any Shares, or if any Shares covered by an Award or to which an Award relates are not issued for any other reason, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such termination, forfeiture, cancellation or other event, shall again be available for granting Awards under the Plan. If Shares of Restricted Stock are forfeited or otherwise reacquired by the Company prior to vesting, whether or not dividends have been paid on such Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award of Restricted Stock, to the extent of any such forfeiture or reacquisition by the Company, shall again be available for granting Awards under the Plan. Shares that are withheld in full or partial payment to the Company of the purchase or exercise price relating to an Award or in connection with the satisfaction of tax obligations relating to an Award shall not be available for granting Awards under the Plan.

2. The term "Washington" each time it appears in the Plan shall be replaced with "Delaware" .

3. This Amendment shall be and is hereby incorporated in and forms a part of the Plan. All other terms and provisions of the Plan shall remain unchan ged excep t as specifically modified herein. The Plan, as amended by this Amendment, is hereby ratified and confirmed.

I hereby certify that the foregoing Amendment was duly adopted by the Board of Directors of Airspan Networks Inc. on October 16, 2018, and duly approved by the stockholders of Airspan Networks Inc. on October 17, 2018.

By:	/s/ David Brant
Name:	David Brant
Title:	Senior Vice President and
Chief Financial Officer

SECOND AMENDMENT
TO THE
AIRSPAN NETWORKS INC. 2009 OMNIBUS EQUITY COMPENSATION PLAN

This SECOND AMENDMENT TO the airspan networks inc. 2009 omnibus equity compensation Plan (this “Amendment”), dated as of November 20, 2018, is made and adopted by AIRSPAN NETWORKS INC., a Delaware corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Plan (as defined below).

RECITALS

WHEREAS, the Company has adopted the Airspan Networks Inc. 2009 Omnibus Equity Compensation Plan (the “Plan”);

WHEREAS, the Company desires to amend the Plan as set forth below;

WHEREAS, pursuant to Section 15.1 of the Plan, the Plan may be amended by the Board of Directors of the Company; and

WHEREAS, the Board of Directors of the Company has approved this Amendment pursuant to resolutions adopted on November 7, 2018, and the stockholders of the Company have approved this Amendment pursuant to a written consent adopted on November 8, 2018.

NOW, THEREFORE, in consideration of the foregoing, the Company hereby amends the Plan as follows:

1. Section 4.1 of the Plan is hereby amended and restated to read as follows:

4.1. Shares Available. Subject to adjustment as provided in Section 16 of the Plan, the aggregate authorized issued and issuable equity incentives of the Company under this Plan and all prior Company equity compensation plans equals a total of 930,123 shares of Stock and 31,509 shares of Class B Stock.

If an Award of Stock terminates or is forfeited or cancelled without the issuance of any Shares, or if any Shares covered by an Award of Stock or to which an Award of Stock relates are not issued for any other reason, then the number of Shares of Stock counted against the aggregate number of shares of Stock available under the Plan with respect to such Award, to the extent of any such termination, forfeiture, cancellation or other event, shall again be available for granting Awards under the Plan. If Shares of Restricted Stock are forfeited or otherwise reacquired by the Company prior to vesting, whether or not dividends have been paid on such Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award of Restricted Stock, to the extent of any such forfeiture or reacquisition by the Company, shall again be available for granting Awards under the Plan. Shares that are withheld in full or partial payment to the Company of the purchase or exercise price relating to an Award or in connection with the satisfaction of tax obligations relating to an Award shall not be available for granting Awards under the Plan. Notwithstanding the above, if (i) an Option to acquire Class B Stock terminates or is forfeited or cancelled without the issuance of Class B Stock, (ii) any shares of Class B Stock covered by an Option to acquire Class B Stock are not issued for any other reason or (iii) any shares of Class B Stock covered by a Restricted Stock Award are forfeited or cancelled, then the number of shares of Class B Stock shall be retired and not be available for granting Awards under the Plan to the extent of any such termination, forfeiture, cancellation or other event.

2. The first sentence of Section 4.2 of the Plan is hereby amended and restated to read as follows:

For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan based on the share class underlying such Award.

3. Section 8 of the Plan is hereby amended and restated to read as follows:

8. Stock Awards. Awards of Shares without restrictions may be made.

4. Section 14 of the Plan is hereby amended and restated to read as follows:

14. Tax Withholding. In order to comply with all applicable federal, state, local or foreign income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state, local or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of an Eligible Person, are withheld or collected from such Eligible Person. In order to assist an Eligible Person in paying all or a portion of the applicable taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Eligible Person to satisfy such tax obligation by (a) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes (subject to any limitations required by ASC Topic 718 to avoid adverse accounting treatment) or (b) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined and will be subject to such other limitations as are necessary to: (i) comply with Section 16 of the Exchange Act or any successor provision, if applicable; or (ii) avoid an adjustment to a compensation charge or any other change in the accounting treatment of Awards issued under the Plan.

5. Exhibit A to the Plan shall be amended and restated to add the following new Section 1(f), with the remainder of Section 1 relabeled accordingly:

f. “Class B Stock” means the Company’s Class B common stock, par value $0.0003 per share.

6. Section 1(l) of Exhibit A of the Plan shall be amended and restated to read as follows:

l. “Eligible Person” means, with respect to any Award covering Shares of Stock, any employee, officer, consultant, independent contractor, advisor or non-employee director providing services to the Company or any Affiliate whom the Committee determines to be eligible. With respect to any Awards that are granted to an Eligible Person in anticipation of the Eligible Person becoming an employee, officer, consultant, independent contractor, advisor or non-employee director to the Company or an Affiliate, the effectiveness of such Award shall be strictly conditioned upon (and shall not be treated as granted or awarded until) such Eligible Person actually commences employment or otherwise becomes an employee, officer, consultant, independent contractor, advisor or non-employee director providing services to the Company or any Affiliate. With respect to any Award covering Shares of Class B Stock, Eligible Person means any service provider or former service provider to Mimosa Networks, Inc. who is eligible to receive an Award covering Class B Stock pursuant to the Agreement and Plan of Reorganization by and between the Company, Mimosa Networks, Inc. and certain other parties thereto. In all events, an Eligible Person must be a natural person.

7. Section 1(r) of Exhibit A of the Plan shall be amended and restated to read as follows:

r. “Option” means a right to purchase Shares, including both Non-Statutory Stock Options and/or Incentive Stock Options.

8. Section 1(x) of Exhibit A of the Plan shall be amended and restated to read as follows:

w. “Share” means a share of Stock or a share of Class B Stock, as applicable with respect to the Plan or any Award.

9. This Amendment shall be and is hereby incorporated in and forms a part of the Plan. All other terms and provisions of the Plan shall remain unchanged except as specifically modified herein. The Plan, as amended by this Amendment, is hereby ratified and confirmed.

I hereby certify that the foregoing Amendment was duly adopted by the Board of Directors of Airspan Networks Inc. on November 7, 2018, and duly approved by the stockholders of Airspan Networks Inc. on November 8, 2018.

By:	/s/ David Brant
Name:	David Brant
Title:	Senior Vice President and
Chief Financial Officer

THIRD AMENDMENT
TO THE
AIRSPAN NETWORKS INC. 2009 OMNIBUS EQUITY COMPENSATION PLAN

This THIRD AMENDMENT TO the airspan networks inc. 2009 omnibus equity compensation Plan (this “Amendment”), dated as of November 19, 2018, is made and adopted by AIRSPAN NETWORKS INC., a Delaware corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Plan (as defined below).

RECITALS

WHEREAS, the Company has adopted the Airspan Networks Inc. 2009 Omnibus Equity Compensation Plan (the “Plan”);

WHEREAS, the Company desires to amend the Plan as set forth below;

WHEREAS, pursuant to Section 15.1 of the Plan, the Plan may be amended by the Board of Directors of the Company; and

WHEREAS, the Board of Directors of the Company has approved this Amendment pursuant to resolutions adopted on November 19, 2018, and the stockholders of the Company have approved this Amendment pursuant to a written consent adopted on November 27, 2018.

NOW, THEREFORE, in consideration of the foregoing, the Company hereby amends the Plan as follows:

1. Section 4.1 of the Plan is hereby amended and restated to read as follows:

4.1. Shares Available. Subject to adjustment as provided in Section 16 of the Plan, the aggregate authorized issued and issuable equity incentives of the Company under this Plan and all prior Company equity compensation plans equals a total of 940,250 shares of Stock and 31,509 shares of Class B Stock.

2. This Amendment shall be and is hereby incorporated in and forms a part of the Plan. All other terms and provisions of the Plan shall remain unchanged except as specifically modified herein. The Plan, as amended by this Amendment, is hereby ratified and confirmed.

I hereby certify that the foregoing Amendment was duly adopted by the Board of Directors of Airspan Networks Inc. on November 19, 2018, and duly approved by the stockholders of Airspan Networks Inc. on November 27, 2018.

By:	/s/ David Brant
Name:	David Brant
Title:	Senior Vice President and
Chief Financial Officer

FOURTH AMENDMENT
TO THE
AIRSPAN NETWORKS INC. 2009 OMNIBUS EQUITY COMPENSATION PLAN

This FOURTH AMENDMENT TO the airspan networks inc. 2009 omnibus equity compensation Plan (this “Amendment”), dated as of February 19, 2019, is made and adopted by AIRSPAN NETWORKS INC., a Delaware corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Plan (as defined below).

RECITALS

WHEREAS, the Company has adopted the Airspan Networks Inc. 2009 Omnibus Equity Compensation Plan (the “Plan”);

WHEREAS, the Company desires to amend the Plan as set forth below;

WHEREAS, pursuant to Section 15.1 of the Plan, the Plan may be amended by the Board of Directors of the Company; and

WHEREAS, the Board of Directors of the Company has approved this Amendment pursuant to resolutions adopted on January 29, 2019, and the stockholders of the Company have approved this Amendment pursuant to a written consent adopted on February 19, 2019.

NOW, THEREFORE, in consideration of the foregoing, the Company hereby amends the Plan as follows:

1. Section 4.1 of the Plan is hereby amended and restated to read as follows:

4.1. Shares Available. Subject to adjustment as provided in Section 16 of the Plan, the aggregate authorized issued and issuable equity incentives of the Company under this Plan and all prior Company equity compensation plans equals a total of 959,571 shares of Stock and 31,509 shares of Class B Stock.

2. This Amendment shall be and is hereby incorporated in and forms a part of the Plan. All other terms and provisions of the Plan shall remain unchanged except as specifically modified herein. The Plan, as amended by this Amendment, is hereby ratified and confirmed.

I hereby certify that the foregoing Amendment was duly adopted by the Board of Directors of Airspan Networks Inc. on January 29, 2019, and duly approved by the stockholders of Airspan Networks Inc. on February 19, 2019.

By:	/s/ David Brant
Name:	David Brant
Title:	Senior Vice President and
Chief Financial Officer

Execution Version

FIFTH AMENDMENT
TO THE
AIRSPAN NETWORKS INC. 2009 OMNIBUS EQUITY COMPENSATION PLAN

This FIFTH AMENDMENT TO the airspan networks inc. 2009 omnibus equity compensation Plan (this “Amendment”), dated as of February 3, 2020, is made and adopted by AIRSPAN NETWORKS INC., a Delaware corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Plan (as defined below).

RECITALS

WHEREAS, the Company has adopted the Airspan Networks Inc. 2009 Omnibus Equity Compensation Plan (the “Plan”);

WHEREAS, the Plan expired on October 7, 2019, and the Company desires to re-adopt the Plan and extend its term to allow for issuance of future awards thereunder;

WHEREAS, pursuant to Sections 12.2 and 15.1 of the Plan, the Plan may be amended by the Board of Directors of the Company; provided, however, that prior approval of the stockholders of the Company holding a majority of the outstanding voting securities is required for any amendment to the Plan that increases the number of shares authorized under the Plan; and

WHEREAS, the Board of Directors of the Company has approved this Amendment pursuant to resolutions adopted on January 31, 2020, and the stockholders of the Company have approved this Amendment pursuant to a written consent adopted on February 3, 2020.

NOW, THEREFORE, in consideration of the foregoing, the Company hereby re-adopts the Plan and amends the Plan as follows:

1. Section 4.1 of the Plan is hereby amended and restated to read as follows:

4.1. Shares Available. Subject to adjustment as provided in Section 16 of the Plan, the aggregate authorized issued and issuable equity incentives of the Company under this Plan and all prior Company equity compensation plans equals a total of 1,173,084 shares of Stock and 15,884 shares of Class B Stock.

2. Section 12.2 of the Plan is hereby amended and restated to read as follows:

12.2. Duration of Plan. No Award shall be granted under the Plan after January 31, 2030. However, unless otherwise expressly provided in the Plan or in an applicable Agreement, any award theretofore granted may extend beyond such date, and the authority of the Committee provided for hereunder with respect to the Plan and any Award, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

3. This Amendment shall be and is hereby incorporated in and forms a part of the Plan. All other terms and provisions of the Plan shall remain unchanged except as specifically modified herein. The Plan, as amended by this Amendment, is hereby ratified and confirmed.

I hereby certify that the foregoing Amendment was duly adopted by the Board of Directors of Airspan Networks Inc. on January 31, 2020, and duly approved by the stockholders of Airspan Networks Inc. on February 3, 2020.

By:	/s/ David Brant
Name:	David Brant
Title:	Senior Vice President and
Chief Financial Officer

[Signature Page to Fifth Amendment to the Airspan Networks Inc. 2009 Omnibus Equity Compensation Plan]

SIXTH AMENDMENT
TO THE
AIRSPAN NETWORKS INC. 2009 OMNIBUS EQUITY COMPENSATION PLAN

This SIXTH AMENDMENT TO the airspan networks inc. 2009 omnibus equity compensation Plan (this “Amendment”), dated as of July 22, 2020, is made and adopted by AIRSPAN NETWORKS INC., a Delaware corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Plan (as defined below).

RECITALS

WHEREAS, the Company has adopted the Airspan Networks Inc. 2009 Omnibus Equity Compensation Plan (the “Plan”);

WHEREAS, the Company desires to amend the Plan as set forth below;

WHEREAS, pursuant to Section 15.1 of the Plan, the Plan may be amended by the Board of Directors of the Company; and

WHEREAS, the Board of Directors of the Company has approved this Amendment pursuant to resolutions adopted on July 17, 2020, and the stockholders of the Company have approved this Amendment pursuant to a written consent adopted on July 17, 2020, and this amendment will be submitted for stockholder approval at a future date.

NOW, THEREFORE, in consideration of the foregoing, the Company hereby amends the Plan as follows:

1. Section 4.1 of the Plan is hereby amended and restated to read as follows:

“4.1. Shares Available. Subject to adjustment as provided in Section 16 of the Plan, the aggregate authorized issued and issuable equity incentives of the Company under this Plan and all prior Company equity compensation plans equals a total of 1,192,968 shares of Stock and 31,509 shares of Class B Stock.”

2. This Amendment shall be and is hereby incorporated in and forms a part of the Plan. All other terms and provisions of the Plan shall remain unchanged except as specifically modified herein. The Plan, as amended by this Amendment, is hereby ratified and confirmed.

I hereby certify that the foregoing Amendment was duly adopted by the Board of Directors of Airspan Networks Inc. on July 17, 2020.

By:	/s/ David Brant
Name:	David Brant
Title:	Senior Vice President and
Chief Financial Officer

SEVENTH AMENDMENT
TO THE
AIRSPAN NETWORKS INC. 2009 OMNIBUS EQUITY COMPENSATION PLAN

This SEVENTH AMENDMENT TO the airspan networks inc. 2009 omnibus equity compensation Plan (this “Amendment”), dated as of December 14, 2020, is made and adopted by AIRSPAN NETWORKS INC., a Delaware corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Plan (as defined below).

RECITALS

WHEREAS, the Company has adopted the Airspan Networks Inc. 2009 Omnibus Equity Compensation Plan (the “Plan”);

WHEREAS, the Company desires to amend the Plan as set forth below;

WHEREAS, pursuant to Section 15.1 of the Plan, the Plan may be amended by the Board of Directors of the Company; and

WHEREAS, the Board of Directors of the Company has approved this Amendment pursuant to resolutions adopted on December 10, 2020, and the stockholders of the Company have approved this Amendment pursuant to a written consent adopted on December 10, 2020, and this Amendment will be submitted for stockholder approval at a future date.

NOW, THEREFORE, in consideration of the foregoing, the Company hereby amends the Plan as follows:

1. Section 4.1 of the Plan is hereby amended and restated to read as follows:

“4.1. Shares Available. Subject to adjustment as provided in Section 16 of the Plan, the aggregate authorized issued and issuable equity incentives of the Company under this Plan and all prior Company equity compensation plans equals a total of 1,230,196 shares of Stock and 15,884 shares of Class B Stock.”

2. This Amendment shall be and is hereby incorporated in and forms a part of the Plan. All other terms and provisions of the Plan shall remain unchanged except as specifically modified herein. The Plan, as amended by this Amendment, is hereby ratified and confirmed.

I hereby certify that the foregoing Amendment was duly adopted by the Board of Directors of Airspan Networks Inc. on December 10, 2020.

By:	/s/ David Brant
Name:	David Brant
Title:	Senior Vice President and
Chief Financial Officer